SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM  8-A

      For Registration of Certain Classes of Securities
          Pursuant to Section 12(b) or 12(g) of the
               Securities Exchange Act of 1934

              FEDERATED DEPARTMENT STORES, INC.
   (Exact Name of Registrant as Specified in Its Charter)

          Delaware                           13-3324058
(State of Incorporation                 (I.R.S. Employer
or Organization)                        Identification No.)


       7 West Seventh Street, Cincinnati, Ohio  45202
                             and
          1440 Broadway, New York, New York  10018
          (Address of Principal Executive Offices)

If this Form relates to the registration of a class of debt
securities and is effective upon filing pursuant to General
Instruction A.(c)(1), please check the following box.
[   ]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General
Instructions A.(c)(2), please check the following box. [   ]

Securities to be registered pursuant to Section 12(b) of the
Act:

     Title of Each Class      Name of Each Exchange on Which
     to be so Registered      Each Class is to be Registered

     5% Convertible Notes     New York Stock Exchange,
     due 2003                 Inc.

Securities to be registered pursuant to Section 12(g) of the
Act:

     None.

------------------------------------------------------------
                   INFORMATION REQUIRED IN
                   REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities to be
Registered.

     The description of the securities to be registered hereby is included in a prospectus filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the registration of such securities under the Securities Act pursuant to a Registration Statement on Form S-3 (Registration No. 33-59691). Such prospectus is incorporated herein by reference.

Item 2.  Exhibits.

     4.1 Indenture, dated as of December 15, 1994, between the Registrant and The First National Bank of
          Boston, as Trustee (filed as Exhibit 4.1 to the
          Registrant's Registration Statement on Form S-3
          (File No. 33-88328), filed with the Commission on January 9, 1995, and incorporated herein by reference).

     4.2  Fourth Supplemental Indenture, dated as of
          September 27, 1995, between Federated Department
          Stores, Inc. and State Street Bank and Trust
          Company (successor to The First National Bank of
          Boston), as Trustee.

     4.3  Form of Note (included in the Fourth Supplemental
          Indenture filed as Exhibit 4.2 hereto).

     4.4 Third Supplemental Indenture, dated as of January 23, 1995, between the Registrant and The First National Bank of Boston, as Trustee (filed as
          Exhibit 4.4.1 to the Registrant's Annual Report on Form 10-K for the fiscal year ended January 28, 1995, and incorporated herein by reference).

     4.5  Fifth Supplemental Indenture, dated as of October
          6, 1995, between the Registrant and The First
          National Bank of Boston, as Trustee (filed as
          Exhibit 2 to the Registrant's Registration
          Statement on Form 8-A dated October 4, 1995, and incorporated herein by reference).

     10.1 Credit Agreement, dated as of December 19, 1994, between the Registrant, the Initial Lenders named therein, Citibank, N.A., as Administrative Agent, Chemical Bank, N.A., as Agent, Citicorp Securities, Inc., as Arranger, and Chemical Securities, Inc., as Co-Arranger (filed as Exhibit 4 to the Registrant's Form 8-A, filed with the Commission on January 18, 1995, and incorporated herein by reference).



                          SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                         FEDERATED DEPARTMENT STORES, INC.


Date: November 29, 1995       By:  \s\  Dennis J. Broderick
                              Name:   Dennis J. Broderick
                              Title:  Senior Vice President,
                                      Secretary and General
                                      Counsel

                        EXHIBIT INDEX


Exhibit                                        Sequentially
Number              Exhibit                    Numbered Page

4.1       Indenture, dated as of December            N/A
          15, 1994, between the Registrant
          and The First National Bank of
          Boston, as Trustee (filed as Exhibit
          4.1 to the Registrant's Registration
          Statement on Form S-3 (File
          No. 33-88328), filed with the
          Commission on January 9, 1995, and
          incorporated herein by reference).

4.2       Fourth Supplemental Indenture, dated        5
          as of September 27, 1995, between
          Federated Department Stores, Inc. and
          State Street Bank and Trust Company
          (successor to The First National Bank
          of Boston), as Trustee.

4.3       Form of Note (included in the Fourth       N/A
          Supplemental Indenture filed as
          Exhibit 2 hereto).

4.4       Third Supplemental Indenture, dated as     N/A
          of January 23, 1995, between the
          Registrant and The First National Bank
          of Boston, as Trustee (filed as Exhibit
          4.4.1 to the Registrant's Annual Report
          on Form 10-K for the fiscal year ended
          January 28, 1995, and incorporated herein by reference).

4.5       Fifth Supplemental Indenture, dated as     N/A
          of October 6, 1995, between the
          Registrant and The First National
          Bank of Boston, as Trustee (filed as
          Exhibit 2 to the Registrant's
          Registration Statement on Form 8-A
          dated October 4, 1995, and incorporated
          herein by reference).

10.1      Credit Agreement, dated as of December     N/A
          19, 1994, between the Registrant, the
          Initial Lenders named therein, Citibank,
          N.A., as Administrative Agent, Chemical
          Bank, N.A., as Agent, Citicorp Securities,
          Inc., as Arranger, and Chemical
          Securities, Inc., as Co-Arranger (filed as
          Exhibit 4 to the Registrant's Form 8-A,
          filed with the Commission on January 18, 1995, and incorporated herein by reference).